UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2006
CHICAGO BRIDGE & IRON COMPANY N.V.
(Exact name of registrant as specified in its charter)
The Netherlands
(State or other jurisdiction of incorporation)

1-12815 (Commission File Number)	N.A. (IRS Employer Identification No.)

Polarisavenue 31 2132 JH Hoofddorp The Netherlands (Address of principal executive offices)	N.A. (Zip Code)
Registrant’s telephone number, including area code: 31-23-568-5660
N.A.
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

As of February 13, 2006, the Severance Agreement and Release and Waiver (“Agreement”) between Chicago Bridge & Iron Company (Delaware) and Richard E Goodrich, Executive Vice President and Chief Financial Officer (“Executive”) on October 8, 2005 has been amended to provide that Executive will remain an employee of the Company until March 31, 2006 or such other date as the parties may subsequently agree. Executive will continue to receive salary and benefits as specified in the Agreement. Certain severance payments will be made by February 15, 2006. To the extent provisions of the Agreement are tied to a February 13, 2006 retirement date, those provisions, including the Agreement for Consulting Services, are changed so that March 31, 2006 is the operative date. The other provisions of the Agreement remain in effect.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(b)	Richard A. Byers has resigned as our Vice President, Treasurer and Acting Chief Financial Officer effective February 10, 2006.

(c)	Richard E. Goodrich, 62, has been appointed to serve as Acting Chief Financial Officer effective February 10, 2006. He served as Executive Vice President and Chief Financial Officer of Chicago Bridge & Iron Company from July 2001 until October 2005.

Item 8.01	Other Events

While as previously announced Gerald M. Glenn has been terminated as our Chairman, President and Chief Executive Officer effective February 3, 2006, Mr. Glenn remains a member of the Chicago Bridge & Iron Company N.V. Supervisory Board and a member of the management board of Chicago Bridge & Iron Company B.V. Effective February 8, 2006, Chicago Bridge & Iron Company B.V. resigned as the managing director of Chicago Bridge & Iron Company N.V. Mr. Glenn has filed suit in The Netherlands contesting the circumstances and effectiveness of his termination as Chief Executive Officer.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits
10.1	Letter Agreement dated February 13, 2006 amending the Severance Agreement and Release and Waiver between Chicago Bridge & Iron Company (Delaware) and Richard E. Goodrich executed October 8, 2005 (previously filed as an Exhibit to the Company’s Form 8-K filed October 8, 2005).

99.1	Company Press Release dated February 13, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
By: Walter G. Browning
Its: Secretary

Date: February 14, 2006	By: /s/ Walter G. Browning

EXHIBIT INDEX
Exhibit Number	Description Of Exhibit
10.1	Letter Agreement dated February 13, 2006 amending the Severance Agreement and Release and Waiver between Chicago Bridge & Iron Company (Delaware) and Richard E. Goodrich executed October 8, 2005 (previously filed as an Exhibit to the Company’s Form 8-K filed October 8, 2005).

99.1	Company Press Release dated February 13, 2006.